Exhibit 10.31

Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of January 18, 2018, is among C1 INTERMEDIATE CORP., a Delaware corporation (“Holdings”), CONVERGEONE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors party hereto (together with Holdings and the Borrower, the “Loan Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and each Lender party hereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Collateral Agent, and the lenders party thereto from time to time (collectively, the “Lenders”, and each, a “Lender”), are parties to the Term Loan Agreement dated as of June 20, 2017, as amended by that certain Incremental Amendment dated as of July 28, 2017 and as further amended by that certain Incremental Amendment dated as of October 25, 2017 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings and the Borrower have requested, pursuant to Section 9.08(b) of the Credit Agreement, that the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement, solely on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Section 1.01 of the Credit Agreement. As of the Amendment Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) inserting the following definitions in the appropriate alphabetical order (in the case of any new definition) and (ii) amending and restating the following definitions (in the case of any definition already included in such Section):

“C1 Investment” shall mean C1 Investment Corp., a Delaware corporation; provided that upon the merger between C1 Investment Corp. and FMC Merger Subsidiary LLC, a Delaware limited liability company, pursuant to the SPAC Merger Agreement, with FMC Merger Subsidiary LLC as the surviving entity, “C1 Investment” shall mean FMC Merger Subsidiary LLC, a Delaware limited liability company.

“Qualified Merger” shall mean, with respect to Holdings (or a direct or indirect parent of Holdings), the merger or consolidation with and into, or the dissolution or liquidation into, a special purpose acquisition company (or a subsidiary thereof), so long as (i) if Holdings is party to any such merger, consolidation, dissolution or liquidation, Holdings is the surviving or continuing entity of such merger, consolidation, dissolution or liquidation or the applicable surviving or continuing entity has assumed all obligations of Holdings under this Agreement and each other Loan Document pursuant to documentation acceptable to the Administrative Agent, (ii) the special purpose acquisition company is a publicly listed company, (iii) the Collateral after giving effect to any such merger, consolidation, dissolution or liquidation shall be identical in all material respects to the Collateral prior to giving effect to such merger, consolidation, dissolution or liquidation, (iv) any security interests granted to the Collateral Agent for the benefit of the Lenders and the other Secured Parties pursuant to the Security Documents in the assets of Holdings (or such surviving or continuing entity) and the other Loan Parties shall remain in full force and effect and perfected to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation, and all actions required to maintain said perfected status have been taken, and (v) (A) in connection therewith, Holdings (or a direct or indirect parent of Holdings) or the Borrower, as applicable, receives net proceeds of at least $50,000,000 that, if received by Holdings (or such direct or indirect parent of Holdings), are contributed by Holdings (or such direct or indirect parent of Holdings) to the Borrower or (B) the SPAC Merger is consummated.

“SPAC Merger” shall mean the merger between C1 Investment, and FMC Merger Subsidiary Corp., a Delaware corporation, with C1 Investment as the surviving corporation, pursuant to the SPAC Merger Agreement.

“SPAC Merger Agreement” shall mean that certain Agreement and Plan of Merger dated as of November 30, 2017, by and among Forum Merger Corporation, a Delaware corporation, FMC Merger Subsidiary Corp., a Delaware corporation, FMC Merger Subsidiary LLC, a Delaware limited liability company, Clearlake Capital Management III, L.P., a Delaware limited partnership, and C1 Investment.

(b) Section 6.03 (Restricted Payments) of the Credit Agreement is hereby amended by deleting from clause (b)(vi) of such Section the phrase “[Reserved]” and substituting in lieu thereof the following: “Restricted Payments made on or after the date the SPAC Merger is consummated in an aggregate amount not exceeding $50,000,000, so long as at the time of, and after giving effect to, any such Restricted Payment no Event of Default shall have occurred and be continuing or would occur as a consequence thereof”.

SECTION 2. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to satisfaction (or waiver by the Required Lenders and the Administrative Agent) of the following conditions precedent (the date of such satisfaction or waiver being the “Amendment Effective Date”):

(a) receipt of duly executed counterparts of this Amendment from (i) the Borrower and each Guarantor, (ii) Lenders constituting the Required Lenders and (iii) the Administrative Agent;

(b) receipt of a fully executed and effective amendment to the Revolving Credit Agreement making amendments thereto corresponding to those set forth in Section 1(a) of this Amendment in form and substance reasonably satisfactory to the Amendment Arranger;

(c) receipt of an Officer’s Certificate, signed by a Financial Officer of the Borrower, certifying that at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing;

(d) the Borrower shall have paid to the Administrative Agent, for distribution to each Lender who consents to this Amendment and submits an executed signature page hereto prior to January 12, 2018, at 5:00 p.m. (New York time), a consent fee equal to 0.125% of the aggregate principal amount of such Lender’s Term Loans outstanding on the Amendment Effective Date, which fee shall be non-refundable and fully earned and payable on the Amendment Effective Date; and

(e) the Borrower shall have paid to the Amendment Arranger and the Administrative Agent, to the extent invoiced no later than the Business Day immediately preceding the Amendment Effective Date, all costs and expenses due and payable (whether pursuant to the Loan Documents or any agreement relating to this Amendment) on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket costs and expenses (including, without limitation, reasonable fees, charges and disbursements of Latham & Watkins LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the date hereof and the Amendment Effective Date, that:

(a) The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date or period, in which case they shall be true and correct in all material respects as of such earlier date or period; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Amendment Effective Date or on such earlier date, as the case may be.

(b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.

(c) Each Loan Party (i) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be duly organized or formed or to exist (other than in the case of the Borrower) or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (ii) has the requisite organizational power and authority to execute, deliver and perform its obligations under this Amendment.

(d) The execution, delivery and performance by each Loan Party of this Amendment, (a) have been duly authorized by all requisite corporate or other organizational action on the part of each Loan Party and (b) do not (i) violate (A) any provision (x) of any applicable law, statute, rule or regulation, or (y) of the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (B) any applicable material order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which any Loan Party or any Restricted Subsidiary is a party or by which any of them or any of their property is bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument to which such Loan Party is a party or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party (other than Liens created or permitted under the Credit Agreement or under the Security Documents); except with respect to clauses (b)(i) through (b)(iii) (other than clause (b)(i)(A)(y)), to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

(e) Except to the extent the failure to obtain or make the same could not reasonably be expected to result in a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is necessary or required in connection with the execution, delivery and performance of this Amendment by the Loan Parties, except for such as have been made or obtained and are in full force and effect.

(f) This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

(d) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(e) Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(f) Each of the Loan Parties hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement.

SECTION 5. Execution in Counterparts; Severability.

(a) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission.

(b) In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6. Amendment Arranger. The Borrower hereby (a) appoints Credit Suisse Securities (USA) LLC as sole lead arranger and sole bookrunner for this Amendment (in such capacity, the “Amendment Arranger”) and (b) acknowledges and agrees that (i) the Amendment Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Administrative Agent, the Collateral Agent and the Arrangers pursuant to Article VIII and Section 9.05 of the Credit Agreement and (ii) except as otherwise agreed to in writing by the Borrower and the Amendment Arranger, the Amendment Arranger shall not have any duties, responsibilities or liabilities with respect to this Amendment, the Credit Agreement or any other Loan Document.

SECTION 7. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Amendment Arranger and the Administrative Agent in connection with this Amendment in the manner and to the extent provided in the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Amendment and such provisions shall govern any losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 8. GOVERNING LAW.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE RELATED PARTIES IN ANY WAY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS RELATING HERETO IN ANY FORUM OTHER THAN ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND

UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS AGAINST THE BORROWER, HOLDINGS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN A NEW YORK STATE OR FEDERAL COURT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 9. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10. No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

C1 INTERMEDIATE CORP.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Chief Financial Officer

CONVERGEONE HOLDINGS CORP.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

CONVERGEONE, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

STRATEGIC PRODUCTS AND SERVICES, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

PROVIDEA CONFERENCING, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

ANNESE & ASSOCIATES, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

SPS HOLDCO, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

RGTS, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

RGT UTILITIES, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Vice President

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

AG Diversified Income Master Fund, L.P.

as a Lender

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,053,600.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

AG Diversified Income Master Plus, L.P.

as a Lender

By: AG Diversified Income Plus GP, LLC, its General Partner

By: Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,538,323.50

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

AG Global Debt Strategy Partners, L.P.

as a Lender

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,663,747.34

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

AG Rio Grande FMC, L.P.,

as a Lender

BY: Angelo, Gordon & Co., L.P., its Investment

Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $574,282.79

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds,

as a Lender

By: Sound Point Capital Management, LP, as Sub-Advisor

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $506,455.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ANFIELD FUNDING ULC,,

as a Lender

By:	/s/ Madonna Sequeira
Name Madonna Sequeira:
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,482,359.46

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Arch Street CLO, Ltd.,

as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,992,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Bayside Small Cap Senior Loans III SPV, LLC,

as a Lender

By:	/s/ Richard Siegel
Name: Richard Siegel
Title: Authorized Signatory

Principal amount of Term Loans held:

$3,482,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Bayside Small Cap Senior Loans IV SPV, LLC,

as a Lender

By:	/s/ Richard Siegel
Name: Richard Siegel
Title: Authorized Signatory

Principal amount of Term Loans held:

$3,482,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

BDCA-CB Funding, LLC,

as a Lender

By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $16,475,429.94

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Biltmore US Senior Loan Fund a Series Trust of Income Investment Trust,,

as a Lender

By: Neuberger Berman Investment Advisor LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $128,355.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Blue Cross of Idaho Health Service, Inc.,

as a Lender

By: Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $69,650.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

BOWERY FUNDING ULC,

as a Lender

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,983,740.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund,

as a Lender

By THL Credit Senior Loan

Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,243,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Cavello Bay Reinsurance Limited,

as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $40,795.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

City National Rochdale Fixed Income Opportunities Fund,

as a Lender

BY: Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $437,800.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Commonwealth of Pennsylvania, Treasury Department – Tuition Account Program,

as a Lender

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $46,765.02

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

CONTINENTAL CASUALTY COMPANY

as a Lender

By:	/s/ Edward J. Lavin
Name: Edward J. Levin
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $6,471,240.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Credit Suisse Loan Funding LLC,

as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

Principal amount of Term Loans held: $850,363.41

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Crown Point CLO III, Ltd.,

as a Lender

by Valcour Capital Management LLC, as its Collateral Manager

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Sr. Portfolio Manager

If a second signature block is necessary:

By:
Name: Title:

Principal amount of Term Loans held: $2,487,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Crown Point CLO IV, Ltd.,

as a Lender

Crown Point CLO IV, Ltd.

by Valcour Capital Management LLC

By:	/s/ John J. D’Angelo Name: John J. D’Angelo
Title: Sr. Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

CSAA Insurance Exchange,

as a Lender

By: Octagon Credit Investors, LLC, as sub-advisor

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $783,032.59

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

CVP CLO 2017-1 Ltd,

as a Lender

By: CVP CLO Advisors, LLC

as Investment Manager

By:	/s/ Joseph Matteo Name: Joseph Matteo
Title: Partner

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Deutsche Bank (Cayman) Limited,

as a Lender

(solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as Trustee

By: DB USA Core Corporation

By:	/s/ Hoi Yeun Chin Name: Hoi Yeun Chin
Title: Assistant Vice President

If a second signature block is necessary:

By:	/s/ Howard Lee Name: Howard Lee
Title: Assistant Vice President

Principal amount of Term Loans held: $1,235,172.40

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 30 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,246,867.17

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 31 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 33 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,264,747.18

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 34 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,417,875.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 36 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,417,875.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 37 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,244,373.43

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 38 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 40 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,194,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 41 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 42 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $796,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 43 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,443,498.12

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 45 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,268,625.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 47 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,368,125.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 49 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,641,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 50 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,089,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 53 CLO, Ltd.,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,190,932.64

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 54 Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,190,932.64

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 57 CLO, Ltd.,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,318,375.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 58 CLO, Ltd.,

as a Lender

By: PGIM, Inc., as Collateral Manager

By	: /s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden 60 CLO, Ltd.,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $498,746.87

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden XXV Senior Loan Fund

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,543,609.02

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Dryden XXVIII Senior Loan Fund,

as a Lender

By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity),

as a Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,542,134.64

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Gallatin CLO VIII 2017-1, Ltd.,

as a Lender

By: DCM Senior Credit, LLC

as its Collateral Administrator

By:	/s/ Jeff Byrne
Name: Jeff Byrne
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,496,240.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

HarbourView CLO VIII, Ltd.

as a Lender

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Ryan Kiser Name: Ryan Kiser
Title: Associate

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ILLINOIS STATE BOARD OF INVESTMENT,

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Internationale Kapitalanlagegesellschaft mbH for account of GOTH LOANS,

as a Lender

By: PGIM, Inc., as Fund Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $374,060.15

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Internationale Kapitalanlagegesellschaft mbH for account of INKA GOPK, Segment GOPH HY,

as a Lender

By: PGIM, Inc. as Fund Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $274,310.78

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

James River Insurance Company,

as a Lender

BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $495,542.94

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Jefferies Leveraged Credit Products, LLC,

as a Lender

By:	/s/ William P. McLoughlin
Name: William P. McLoughlin
Title: Senior Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

JNL/Neuberger Berman Strategic Income Fund,

as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $322,380.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:	/s/ Sean Chudzik
Name: Sean Chudzik
Title: Authorized Signatory

Principal amount of Term Loans held: $1,600,977.47

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

JRG Reinsurance Company, Ltd.,

as a Lender

BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $866,224.13

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust,

as a Lender

By: Angelo, Gordon & Co., L.P.

As Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,060,587.19

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Kaiser Foundation Hospitals,

as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $332,330.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Kaiser Foundation Hospitals,

as a Lender

By: Angelo, Gordon & Co., L.P., as Investment

Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,955,445.77

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Kaiser Permanente Group Trust,

as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $152,235.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust,

as a Lender

By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $672,622.49

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Liberty Mutual Insurance Company,

as a Lender

By:	/s/ Henry J. Rauch
Name: Henry J. Rauch
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,581,318.21

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Liberty Mutual Retirement Plan Master Trust, as Assignee,

as a Lender

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Henry J. Rauch
Name: Henry J. Rauch
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,735,923.88

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Lockwood Grove CLO Ltd.

By: Tall Tree Investment Management, LLC

As Collateral Manager,

as a Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak, Jr.
Title: Officer

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Nelder Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC

As Collateral Manager,

as a Lender

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr.
Title: Officer

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Tuolumne Grove CLO Ltd.

By: Tall Tree Investment Management, LLC

As Collateral Manager,

as a Lender

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr.
Title: Officer

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Longfellow Place CLO, Ltd.,

as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Loomis Sayles CLO II, LTD.,

as a Lender

BY: Loomis, Sayles & Company, L.P., Its Collateral Manager

Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,580,060.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Loomis Sayles Senior Floating Rate & Fixed Income Fund,

as a Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $14,027,510.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Great-West Life Growth and Income Fund 6.05M

Mackenzie Global Tactical Investment Grade Bond Fund

Mackenzie USD Global Tactical Bond Fund

Mackenzie Investment Grade Floating Rate Fund

Mackenzie USD Global Strategic Income Fund

Mackenzie Strategic Bond Fund

Mackenzie Canadian Balanced Fund

Mackenzie Canadian Growth Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Mackenzie Ivy Global Balanced Fund

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Canadian Short Term Income Fund

Mackenzie Global Tactical Bond Fund

Mackenzie Global Strategic Income Fund

Mackenzie Cundill Canadian Balanced Fund

Great-West Life Income Fund 6.06M

London Life Growth and Income Fund 2.27MF

Mackenzie Core Plus Global Fixed Income ETF

Mackenzie Global High Yield Fixed Income ETF

Mackenzie Income Fund

London Life Income Fund 2.26MF

Mackenzie Global Credit Opportunities Fund

Mackenzie Core Plus Canadian Fixed Income ETF

Manulife Sentinel Income (33) Fund UT

IG Mackenzie Ivy Canadian Balanced Fund

IG Mackenzie Strategic Income Fund

Mackenzie Unconstrained Bond ETF

Mackenzie Strategic Income Fund

Symmetry Canadian Bond Fund—3864SLF

Mackenzie Floating Rate Income ETF

Mackenzie Unconstrained Fixed Income Fund

Mackenzie Floating Rate Income Fund

IG Mackenzie Floating Rate Income Fund

,
as a Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP, Investments

By:	/s/ Daniel Cooper
Name: Daniel Cooper
Title: VP, Investments

Principal amount of Term Loans held:

$ 26,277,974.93

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MAM CORPORATE LOAN FUND,

as a Lender

By: MARATHON ASSET MANAGEMENT, L.P.

Its Investment Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MARATHON CLO IX LTD.,

as a Lender

By: MARATHON ASSET MANAGEMENT, L.P.

as Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,486,240.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Marathon CLO VI, Ltd.,

as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MARATHON CLO VII LTD.,

as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Marathon CLO VIII Ltd.,

as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MARATHON CLO X LTD.,

as a Lender

By: MARATHON ASSET MANAGEMENT LP

as Portfolio Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,975,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Maryland State Retirement and Pension System,

as a Lender

By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $395,015.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO II,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,482,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO III,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,487,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO IV,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO V,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO VI,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO VII,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,970,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

MidOcean Credit CLO VIII,

as a Lender

By: MidOcean Credit Fund Management LP, as

Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,994,987.47

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Bean Creek CLO, Ltd,

as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Manager

Principal amount of Term Loans held: $504,561.29

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Clear Creek CLO, Ltd,

as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Manager

Principal amount of Term Loans held: $882,661.29

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Deer Creek CLO, Ltd,

as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Manager

Principal amount of Term Loans held: $1,003,308.15

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mill Creek CLO II, Ltd,

as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Manager

Principal amount of Term Loans held: $504,561.29

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Silver Creek CLO, Ltd,

as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Manager

Principal amount of Term Loans held: $588,654.86

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO 2013-1 Ltd.,

as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO 2014-1 Ltd.,

as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO 2017-1 Ltd.,

as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,487,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO 2017-2 Ltd.,

as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO IX Ltd.,

as a Lender

By; Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Mountain View CLO X Ltd.,

as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NB Global Floating Rate Income Fund Limited,

as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,767,070.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NB Short Duration High Yield Fund,

as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $186,446.09

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XIV, Ltd.,

as a Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,231,785.75

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XIX, Ltd,

as a Lender

By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,243,016.84

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XV, Ltd.,

as a Lender

BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,229,086.84

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XVI, Ltd.,

as a Lender

By Neuberger Berman Investment Advisers LLC as

collateral manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,682,894.12

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XVII, Ltd.,

as a Lender

By Neuberger Berman Investment Advisers LLC as

collateral manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,689,751.66

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XVIII, Ltd.,

as a Lender

By Neuberger Berman Investment Advisers LLC as

collateral manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,546,211.91

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XX Ltd.,

as a Lender

By: Neuberger Berman Investment Advisers LLC, as

Collateral Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,549,539.19

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XXI, LTD,

as a Lender

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,107,204.66

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XXII, Ltd,

as a Lender

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,243,016.84

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman CLO XXIII, Ltd.,

as a Lender

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,240,019.37

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman European Senior Floating Rate

Income Fund,

as a Lender

By: Neuberger Berman Investment Adviser LLC, as Investment Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $248,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Floating Rate Income Fund,

as a Lender

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $814,019.72

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman High Quality Global Senior Floating

Rate Income Fund,

as a Lender

By: Neuberger Berman Investment Adviser LLC, as Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $142,285.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman High Yield Strategies Fund Inc.,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $741,955.58

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Investment Funds II Plc,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,727,270.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Investment Funds II PLC -

Neuberger Berman US/European Senior Floating Rate

Income Fund,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $341,285.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Investment Funds PLC,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $398,070.64

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Loan Advisers CLO 24, Ltd.,

as a Lender

By: Neuberger Berman Loan Advisers LLC, as

Collateral Manager

By: Neuberger Berman Investment Advisers LLC, as

Sub-Advisor

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,556,491.72

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NEUBERGER BERMAN LOAN ADVISERS CLO 25, LTD.,

as a Lender

By: Neuberger Berman Loan Advisers LLC, as

Collateral Manager

By: Neuberger Berman Investment Advisers LLC, as

Sub-Advisor

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Loan Advisers CLO 26, Ltd.,

as a Lender

By: Neuberger Berman Loan Advisers LLC, as

Collateral Manager

By: Neuberger Berman Investment Advisers LLC, as

Sub-Advisor

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,486,240.61

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Loan Advisers CLO 27, Ltd.,

as a Lender

By: Neuberger Berman Investment Adviser LLC, as

Collateral Manager

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,994,987.47

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Senior Floating Rate Income Fund LLC,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,624,835.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Short Duration High Income Fund,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $36,694.61

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Neuberger Berman Strategic Income Fund,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $461,680.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NEUBERGER BERMAN US STRATEGIC INCOME FUND,

as a Lender

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $155,220.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NHIT: Senior Floating Rate and Fixed Income Trust,

as a Lender

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $879,580.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NORTHWOODS CAPITAL XII, LIMITED,

as a Lender

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,138,623.53

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Northwoods Capital XIV, Limited,

as a Lender

BY: Angelo, Gordon & Co., LP

As Collateral Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,611,257.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Northwoods Capital XV, Limited,

as a Lender

By: Angelo, Gordon & Co., LP

As Collateral Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $6,468,893.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Northwoods Capital XVI, Limited,

as a Lender

By: Angelo, Gordon & Co., LP

As Collateral Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $6,418,458.97

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NORTHWOODS CAPITAL XVII, LIMITED,

as a Lender

By: Angelo, Gordon & Co., LP

As Portfolio Manager

By:	/s/ Maureen D’ Alleva Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,493,734.34

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 2017 Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Asset Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,628,617.54

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 2018 Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $569,996.85

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 24, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,983,206.51

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 25, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,610,169.64

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 26, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,774,112.17

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 27, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC as Collateral

Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,774,112.17

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 28, Ltd.,

as a Lender

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,233,929.48

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 29, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC as Investment

Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,676,780.21

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 30, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,001,436.77

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 31, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,843,599.79

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 32, LTD.,

as a Lender

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 33, LTD.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners 34, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,523,044.68

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XIV, Ltd.,

as a Lender

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XIX, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as collateral manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,115,086.21

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XV, Ltd.,

as a Lender

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XVII, Ltd.,

as a Lender

BY: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $743,390.80

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XVIII, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $743,390.80

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XX, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,858,477.01

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XXI, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,858,477.01

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XXII, Ltd,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,667,690.70

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Investment Partners XXIII, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,486,781.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Octagon Loan Funding, Ltd.,

as a Lender

By: Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,115,086.21

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Peerless Insurance Company,

as a Lender

By:	/s/ Henry J. Rauch Name: Henry J. Rauch
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,563,894.62

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Pramerica Global Loan Opportunities Limited,

as a Lender

By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,020,249.06

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Pramerica Loan Opportunities Limited,

as a Lender

By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $74,625.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Privilege Underwriters Reciprocal Exchange,

as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Prudential Bank Loan Fund of the Prudential Trust

Company Collective Trust,

as a Lender

By: PGIM, Inc., as investment advisor

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $323,624.37

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Prudential Investment Portfolios, Inc. 14 – Prudential

Floating Rate Income Fund,

as a Lender

By: PGIM, Inc., as Investment Advisor

By:	/s/ Parag Pandya Name: Parag Pandya
Title: Vice President

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,641,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

PURE Insurance Company,

as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $11,940.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Quamvis SCA SICAV-FIS,

as a Lender

By: Neuberger Berman Investment Adviser LLC

By:	/s/ Colin Donlan Name: Colin Donlan
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $967,568.92

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

QUAMVIS SCA SICAV-FIS: CMAB—SIF – Credit

Multi Asset Pool B,

as a Lender

By: Marathon Asset Management, L.P.

Its: Sub-Investment Manager

By:	/s/ Louis Hanover Name: Louis Hanover
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

RIMAC FUNDING, LLC,

as a Lender

By:	/s/ Madonna Sequeira Name: Madonna Sequeira
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investment Company Multi-Asset Growth

Strategy Fund,

as a Lender

By THL Credit Advisors LLC, as

Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $373,125.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investment Company Russell Global

Opportunistic Credit Fund,

as a Lender

BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $248,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investment Company Russell Multi-Strategy

Income Fund,

as a Lender

THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investment Company Russell Short Duration

Bond Fund,

as a Lender

BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investment Company Unconstrained Total

Return Fund,

as a Lender

by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $124,375.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investments Global Unconstrained Bond Pool,

as a Lender

by THL Credit Advisors LLC,

as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $249,373.43

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investments Institutional Funds, LLC Multi-

Asset Core Plus Fund,

as a Lender

BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $746,250.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Russell Investments Ireland Limited on behalf of the

Russell Floating Rate Fund, a subfund of Russell

Qualifying Investor Alternative Investment Funds plc,

as a Lender

BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $248,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Safeco Insurance Company of America,

as a Lender

By:	/s/ Henry J. Rauch
Name: Henry J. Rauch
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,563,894.62

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Salmagundi I, Ltd,

as a Lender

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,994,987.47

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Salmagundi II, Ltd,

as a Lender

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $498,746.87

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Salmagundi IV, Ltd.,

as a Lender

By THL Credit Advisors LLC, its

investment manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,244,360.90

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Seix Multi-Sector Absolute Return Fund L.P.,

as a Lender

By: Seix Multi-Sector Absolute Return Fund GP LLC,

in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $472,625.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Smithfield Foods Master Trust,

as a Lender

by THL Credit Advisors LLC,

as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $248,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO IX, Ltd.,

as a Lender

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,975,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO VI, Ltd.,

as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,975,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO VII, Ltd.,

as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO VIII, Ltd.,

as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO X, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XI, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XII, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XIV, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XV, Ltd,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

SOUND POINT CLO XVI, LTD.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,975,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XVII, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,481,240.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point CLO XVIII, Ltd.,

as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,992,481.20

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Sound Point Senior Floating Rate Master Fund, L.P.,

as a Lender

BY: Sound Point Capital Management, LP as

Investment Advisor

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $650,730.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Star Insurance Company,

as a Lender

By: Octagon Credit Investors, LLC as Investment

Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $497,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Steele Creek CLO 2014-1, LTD.,

as a Lender

BY: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Steele Creek CLO 2015-1, LTD.,

as a Lender

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,741,250.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Steele Creek CLO 2016-1, Ltd.,

as a Lender

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Steele Creek CLO 2017-1, LTD,

as a Lender

By:	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,603,888.54

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Stichting Pensioenfonds Hoogovens,

as a Lender

by THL Credit Advisors LLC,

its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,243,750.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Teamsters Pension Trust Fund of Philadelphia &

Vicinity,

as a Lender

BY: Sound Point Capital Management, LP as

Investment Advisor

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $39,800.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TELOS CLO 2013-3, Ltd.,

as a Lender

By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TELOS CLO 2013-4, Ltd.,

as a Lender

By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper Name: Jonathan Tepper
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TELOS CLO 2014-5, Ltd.,

as a Lender

BY: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper Name: Jonathan Tepper
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TELOS CLO 2014-6, Ltd,

as a Lender

By:	/s/ Jonathan Tepper Name: Jonathan Tepper
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Bank Loan Select Master Fund, a Class of

The THL Credit Bank Loan Select Series Trust I,

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as

Investment Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $995,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Logan JV SPV I LLC,

as a Lender

By: THL Credit Logan JV LLC, its

Designated Manager

By:	/s/ Chris Flynn Name: Chris Flynn
Title: Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL CREDIT SENIOR LOAN FUND,

as a Lender

By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2012-1 CLO Ltd.,

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as

Investment Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL CREDIT WIND RIVER 2013-1 CLO LTD.,

as a Lender

BY: THL Credit Senior Loan Strategies LLC, as

Investment Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2013-2 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,994,987.47

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2015-2 CLO Ltd.,

as a Lender

By THL Credit Senior Loan

Strategies LLC, its Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2016-1 CLO Ltd.,

as a Lender

By THL Credit Senior Loan

Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2016-2 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2017-1 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, its

Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2017-2 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,736,250.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2017-3 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, its

Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL CREDIT WIND RIVER 2017-4 CLO LTD,

as a Lender

By THL Credit Advisors LLC, as

Warehouse Collateral Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

THL Credit Wind River 2018-1 CLO Ltd.,

as a Lender

By THL Credit Advisors LLC, its

Collateral Manager

By:	/s/ James R. Fellows Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TRALEE CLO II, LTD,

as a Lender

By: Par-Four Investment Management, LLC

       As Collateral Manager

By:	/s/ Dennis Gorczyca Name: Dennis Gorczyca
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $997,493.73

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

TRALEE CLO III, LTD.,

as a Lender

By: Par-Four Investment Management, LLC

As Collateral Manager

By:	/s/ Dennis Gorczyca Name: Dennis Gorczyca
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,482,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity),

as a Lender

BY: Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Kimberly Wong Lem Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture 28A CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management II LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,485,006.27

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture X CLO, Limited,

as a Lender

By its Collateral Manager, MJX

Venture Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

VENTURE XII CLO, Limited,

as a Lender

BY: its investment advisor

MJX Venture Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

VENTURE XIX CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

VENTURE XV CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

VENTURE XVI CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XVII CLO Limited,

as a Lender

BY: its investment advisor, MJX Asset Management,

LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XVIII CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

VENTURE XX CLO, Limited,

as a Lender

By: its investment advisor

       MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXI CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXII CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXIII CLO, Limited,

as a Lender

By: its investment advisor MJX Asset Management

LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXIV CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXIX CLO, Limited,

as a Lender

By: its investment advisor

MJX Asset Management II LLC

By:	/s/ Lewis I. Brown Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,482,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXV CLO Limited,

as a Lender

By its Investment Advisor, MJX Asset Management

LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXVI CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXVII CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management II LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXVIII CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management II LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Venture XXX CLO, Limited,

as a Lender

By: its investment advisor

MJX Venture Management II LLC

By:	/s/ Lewis Brown Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,992,481.20

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO II, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc., as Portfolio

Manager

By:	/s/ Roberta Goss Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,472,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO III, Ltd.,

as a Lender

BY: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,970,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO IV, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc., as Collateral

Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,970,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO V, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc., as Collateral

Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,970,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO VI, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc., as Collateral

Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $6,467,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO VII, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc., as Collateral

Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $5,970,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vibrant CLO VIII, Ltd.,

as a Lender

By: DFG Investment Advisers, Inc.,

as Collateral Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,980,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Virtus SEIX Floating Rate High Income Fund,

as a Lender

By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudellas G.
Name: George Goudellas G.
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,989,925.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Vista US Subsidiary 1 Fund, LLC,

as a Lender

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet 2017-3 Funding LLC,

as a Lender

By: Wellfleet Credit Partners LLC

as Asset Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,792,982.46

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2015-1, Ltd.,

as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2016-1, Ltd.,

as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2016-2, Ltd.,

as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,985,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2017-1, Ltd.,

as a Lender

By: Wellfleet Credit Partners, LLC

As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2017-2, Ltd.,

as a Lender

By: Wellfleet Credit Partners, LLC

As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $4,477,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

Wellfleet CLO 2017-3, Ltd.,

as a Lender

By: Wellfleet Credit Partners, LLC

As Asset Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $199,498.75

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

WhiteHorse IX, Ltd.

By: H.I.G. WhiteHorse Capital, LLC

As: Collateral Manager

,
as a Lender

By:	/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

Principal amount of Term Loans held:

$4,587,229.90

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

WhiteHorse VIII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC

As: Collateral Manager

,
as a Lender

By:	/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

Principal amount of Term Loans held:

$3,411,017.12

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

WhiteHorse X, Ltd.

By: H.I.G. WhiteHorse Capital, LLC

As: Collateral Manager

,
as a Lender

By:	/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

Principal amount of Term Loans held:

$4,587,229.90

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

WM Pool - High Yield Fixed Interest Trust,

as a Lender

By: Loomis, Sayles & Company, L.P., its Investment

Manager

By: Loomis, Sayles & Company, Incorporated, its

General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $3,910,350.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

XAI Octagon Floating Rate & Alternative Income Term Trust,

as a Lender

By: Octagon Credit Investors, LLC

as Sub-Adviser

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $748,120.30

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 2, Limited,

as a Lender

ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,492,500.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 3, Limited,

as a Lender

ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 5, Limited,

as a Lender

By Zais Leveraged Loan Master Manager, LLC its

collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 6, Limited,

as a Lender

By Zais Leveraged Loan Master Manager, LLC its

collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,990,000.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 7, Limited,

as a Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $2,736,250.00

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

ZAIS CLO 8, Limited,

as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature block is necessary:

By:
Name:
Title:

Principal amount of Term Loans held: $1,496,240.60

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Term Loan Agreement (ConvergeOne)]